UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

(as depositor in connection with an Indenture, dated as of September 28, 2006, providing for, inter alia, the issuance of Asset Backed Notes, Series 2006-3)

Renaissance Mortgage Acceptance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-131637-02	52-2356399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Woodbury Road Woodbury, New York		11797
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (516) 364-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

25.1	Statement of Eligibility of HSBC Bank USA, National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	25.1	Statement of Eligibility of HSBC Bank USA, National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 11, 2006

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By:	/s/ Morris Kutcher
Name:	Morris Kutcher
Title:	Vice President

INDEX TO EXHIBITS

Exhibit No.	Description
25.1	Statement of Eligibility of HSBC Bank USA, National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.